UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

MERIDIAN WASTE SOLUTIONS, INC.
(Name of Registrant As Specified In Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MERIDIAN WASTE SOLUTIONS, INC.

One Glenlake Parkway
Atlanta, GA 30328

To the Holders of Common Stock and Preferred Stock of Meridian Waste Solutions, Inc.:

This Information Statement is first being mailed on or about February 20, 2018 to the holders of record of the outstanding common stock, $0.025 par value per share (the “Common Stock”) of Meridian Waste Solutions, Inc., a New York corporation (the “Company”), as of the close of business on December 28, 2017 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholder holding 53.8% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals herein will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and holders of the Company’s common stock and preferred stock. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

1.	Granting to the Board of Directors of the Company (the “Board”) to take one or more of the following actions (collectively, the “Securities Amendments”) upon the Board deeming it to be in the best interests of the Company, in the Board’s sole discretion, (i) amend the “Conversion Price” for the Series D Preferred Stock, $0.001 par value per share (the “Series D Preferred”), (ii) amend the “Exercise Price” for the Preferred D Warrants, (iii) amend the “Initial Exercise Date” for the warrants to purchase common stock issued in connection with the Series D Preferred (the “Preferred D Warrants”), (iv) amend the “Conversion Price” for the Series E Preferred Stock, $0.001 par value per share (the “Series E Preferred”), (v) amend the “Exercise Price” for the warrants to purchase common stock issued in connection with the Series E Preferred (the “Series E Warrants”), (vi) amend the “Initial Exercise Date” for the Series E Warrants; and

2.	Approval of anti-dilution rights in the Series B warrants to purchase common stock (the “Series B Warrant Approval”).

3.	Approval of the issuance of a number of shares of the Company’s common stock pursuant to Securities Purchase Agreements (the “Purchase Agreements”) entered into on November 29, 2017, by the Company and five (5) investors (the “Investors”), including the issuance of such shares upon the exercise of warrants issued pursuant to the Purchase Agreement, exceeding 19.99% of the number of shares of the Company’s common stock outstanding as of the date of the Purchase Agreements (the “Stock Issuance”), to comply with Rule 5635(d) of the Nasdaq Stock Market (the “Stock Issuance Approval”).

4.	Approval of the issuance of a number of shares of the Company’s common stock pursuant to Membership Interest Purchase Agreement (the “Acquisition Agreement”) entered into on November 17, 2017, by and among the Company, its subsidiary, Mobile Science Technologies, Inc., and four (4) individuals (the “Sellers”), which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s common stock outstanding as of the date of the Acquisition Agreement (the “Acquisition Stock Issuance”), to comply with Rule 5635(d) of the Nasdaq Stock Market (the “Acquisition Stock Issuance Approval”).

The enclosed information statement contains information pertaining to the matter acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.meridianwastesolutions.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to Section 615(c) of the New York Business Corporation Law.

By Order of the Board of Directors,

/s/ Jeffrey Cosman

Jeffrey Cosman

Chief Executive Officer, Chairman

February 16, 2018

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF MERIDIAN WASTE SOLUTIONS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Meridian Waste Solutions, Inc.

One Glenlake Parkway

Atlanta, GA 30328

Tel: (770) 691-1351

INFORMATION STATEMENT

(Definitive)

February 16, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of December 28, 2017 (the “Record Date”) of common stock, par value $0.025 per share (the “Common Stock”), of Meridian Waste Solutions, Inc., a New York corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On December 29, 2018, the Company received a written consent in lieu of a meeting by the holders of 53.8% of the voting power of the Common Stock, including shares of preferred stock that vote with the Common Stock (the “Majority Stockholder”),

1.	authorizing the Board to take one or more of the following actions, as the Company’s Board of Directors (the “Board”) shall determine, in its sole discretion to be in the best interests of the Company’s shareholders (collectively, the “Securities Amendments Approval”):

●	amend the “Conversion Price” for the Series D Preferred, together with adjustment provisions related thereto (collectively the “Series D Preferred Conversion Price Approval”);

●	amend the “Exercise Price” for the Preferred D Warrants, together with adjustment provisions related thereto (collectively the “Preferred D Warrant Exercise Price Approval”);

●	amend the “Initial Exercise Date” for the Preferred D Warrants (the “Preferred D Warrant Exercise Date Approval”);

●	amend the “Conversion Price” for the Series E Preferred, together with adjustment provisions related thereto (collectively the “Series E Preferred Conversion Price Approval”);

●	amend the “Exercise Price” for the Series E Preferred Warrants, together with adjustment provisions related thereto (collectively the “Preferred E Warrant Exercise Price Approval”); and

●	amend the “Initial Exercise Date” for the Series E Warrants (the “Preferred E Warrant Exercise Date Approval”); and

2.	authorizing the approval of anti-dilution rights in the Series B Warrants (the “Series B Warrant Approval”).

On November 29, 2017, the Company received a written consent in lieu of a meeting by the Majority Stockholder,

3.	authorizing the approval of the issuance of a number of shares of the Company’s common stock pursuant to Securities Purchase Agreements (the “Purchase Agreements”) entered into on November 29, 2017, by the Company and five (5) investors (the “Investors”), including the issuance of such shares upon the exercise of warrants issued pursuant to the Purchase Agreement, exceeding 19.99% of the number of shares of the Company’s common stock outstanding as of the date of the Purchase Agreements (the “Stock Issuance”), to comply with Rule 5635(d) of the Nasdaq Stock Market (the “Stock Issuance Approval”).

On November 17, 2017, the Company received a written consent in lieu of a meeting by the Majority Stockholder,

4.	authorizing the approval of the issuance of a number of shares of the Company’s common stock pursuant to Membership Interest Purchase Agreement (the “Acquisition Agreement”) entered into on November 17, 2017, by the Company, its subsidiary, Mobile Science Technologies, Inc. and four (4) individuals (the “Sellers”), which could, under certain circumstances that may occur in the future, exceed 19.99% of the number of shares of the Company’s common stock outstanding as of the date of the Acquisition Agreement (the “Acquisition Stock Issuance”), to comply with Rule 5635(d) of the Nasdaq Stock Market (the “Acquisition Stock Issuance Approval”).

On December 29, 2017, the Board recommended for approval to the Majority Stockholder the Securities Amendments Approval and the Series B Warrant Approval.

1

On December 29, 2017, the Majority Stockholder approved the Securities Amendments Approval and the Series B Warrant Approval by written consent in lieu of a meeting in accordance with the New York Business Corporations Act, on November 29, 2017, the Majority Stockholder approved the Stock Issuance Approval and on November 17, 2017, the Majority Stockholder approved the Stock Issuance Approval.  Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock, warrant holders and holders of the Company’s preferred stock on or about February 20, 2018.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the number of shares of Series A Preferred held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Date	Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
December 29, 2017	Jeffrey Cosman	1,014,437	51	19,434,789	19,434,789	53.8%
November 29, 2017	Jeffrey Cosman	1,014,437	51	16,149,139	16,149,139	54.5%
November 17, 2017	Jeffrey Cosman	1,014,437	51	14,770,618	14,770,618	54.8%

The following table sets forth the names of the holders of the Series D Preferred who, effective January 2, 2018, consented to the amendments underlying the Securities Amendments Approval that related to the Series D Preferred (the “Series D Securities Amendments”), the number of shares of Series D Preferred held by such stockholders and the percentage of the issued and outstanding Series D Preferred, of which there are 106,950 as of February 9, 2018, that consented to the Series D Securities Amendments.

Name of Series D Preferred Stockholder	Number of Shares of Series D Preferred	Percentage that approved the Series D Securities Amendments
Jim Brennan	600	0.5%
Michael Papanek	1,500	1.4%
Rodney Schoemann	4,000	3.7%
Clayton Struve	97,850	91.5%
TOTAL	103,950	97.2%

The following table sets forth the names of the holders of the Series E Preferred who, effective January 2, 2018, consented to the amendments underlying the Securities Amendments Approval that related to the Series E Preferred (the “Series E Securities Amendments”) , the number of shares of Series E Preferred held by such stockholders and the percentage of the issued and outstanding Series E Preferred, of which there are 235,000 as of February 9, 2018, that consented to the Series E Securities Amendments.

Name of Series E Preferred Stockholder	Number of Shares of Series E Preferred	Percentage that approved the Series E Securities Amendments
D Beta One EQ, Ltd	50,000	21.3%
Rodney Schoemann	11,000	4.7%
Clayton Struve	150,000	63.8%
TOTAL	211,000	89.8%

ACTIONS: APPROVAL OF THE SERIES D PREFERRED CONVERSION PRICE APPROVAL, THE SERIES D WARRANT EXERCISE PRICE APPROVAL, THE SERIES D WARRANT DATE APPROVAL, THE SERIES E PREFERRED CONVERSION PRICE APPROVAL, THE SERIES E WARRANT EXERCISE PRICE APPROVAL, THE SERIES E WARRANT EXERCISE DATE APPROVAL, THE SERIES B WARRANT APPROVAL, THE STOCK ISSUANCE APPROVAL AND THE ACQUISITION STOCK ISSUANCE APPROVAL.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

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The Series D Preferred Conversion Price Approval, the Series D Warrant Exercise Price Approval, the Series D Warrant Date Approval, the Series E Preferred Conversion Price Approval, the Series E Warrants Exercise Price Approval, the Series E Warrants Date Approval and the Series B Warrant Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about March 13, 2018.

Series D Preferred Stock

In the third quarter of 2017, the Company completed an offering of its Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) and warrants (the “Preferred D Warrants”) to purchase shares of the Company’s common stock, par value $0.025 per share (“Common Stock”).

The Preferred D Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.44 per share, exercisable beginning six months after the date of issuance thereof, on March 8, 2018 or later.

On September 7, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 141,000 shares of the Series D Preferred Stock, having such designations, rights and preferences as set forth in the Series D Designations, as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws.

The shares of Series D Preferred Stock have a stated value of $10.00 per share and are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”).

The shares of Series D Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series D Preferred Stock voting on an “as converted” basis, with each share of Series D having 6.94 votes.

The Series D Preferred Stock shall also have the following class voting rights: so long as more than ten percent (10%) of the Series D Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series D Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series D Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series D Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

Upon the Board electing to take action pursuant to the Series D Preferred Conversion Price Approval, the conversion price for the shares of the Series D Preferred would be reduced, resulting in the shares of the Series D Preferred becoming convertible into a greater number of shares of Common Stock, which would result in dilution of current shareholders’ ownership in the Company.

Upon the Board electing to take action pursuant to the Preferred D Warrant Exercise Date Approval, the exercise dates for the Preferred D Warrants would be accelerated, which may result in the Preferred D Warrants being exercised prior to the current initial exercise date thereof.

Upon the Board electing to take action pursuant to the Preferred D Warrant Exercise Price Approval, the exercise price of the Preferred D Warrants would be reduced, resulting in the Company receiving a reduced amount of cash upon the exercise of such Preferred D Warrants.

The holders of more than 75% of the issued and outstanding shares of Series D Preferred have approved the amendments contemplated by the Series D Preferred Conversion Price Approval, Preferred D Warrant Exercise Date Approval and the Preferred D Warrant Exercise Price Approval.

Upon approval by the Board, the Company’s Certificate of Incorporation will be amended as shown in Appendix 1 attached hereto to reflect the revisions contemplated by Series D Preferred Conversion Price Approval. Specifically, pursuant to such amendment, for so long as 10% of the total number of shares of authorized Series D Preferred Stock is outstanding, if the Company issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share, that is less than the Conversion Price of the Series D Preferred Stock immediately in effect prior to such sale or issuance, then immediately upon such sale or issuance the Conversion Price of the Series D Preferred Stock shall be reduced to such other lower price.

Series E Preferred Stock

The Company recently completed an offering of its Series E Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”) and warrants (the “Preferred E Warrants”) to purchase shares of the Common Stock.

The Preferred E Warrants are five year warrants to purchase shares of Common Stock at an exercise price of $1.20 per share, exercisable beginning six months after the date of issuance thereof. The Preferred E Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock.

3

On October 23, 2017, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which established 300,000 shares of the Series E Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series E Designations”), as determined by the Company’s Board of Directors in its sole discretion, in accordance with the Company’s Certificate of Incorporation and bylaws. The Company filed a copy of the Amendment to Certificate in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2017.

The shares of Series E Preferred Stock have a stated value of $10.00 per share and, subject to the approval of a majority of the Company’s shareholders (“Shareholder Approval”), are convertible into Common Stock at a price of $1.00 per share, subject to adjustment (the “Conversion Price”) and earn dividends at the rate of 20% per annum, with such dividends for the first year earned in advance, to be issued in the form of common stock following Shareholder Approval. The Company and certain key stockholders of the Company entered into a voting agreement with the Investor related to the obtaining of Shareholder Approval (the “Voting Agreement”).

The shares of Series E Preferred Stock rank senior to the Common Stock and have the right to vote together with the holders of Common Stock as one class, with each share of Series E Preferred Stock voting on an “as converted” basis, with each share of Series E having 6.94 votes, or, subsequent to Shareholder Approval, 10 votes.

The Series E Preferred Stock shall also have the following class voting rights: so long as more than ten percent (10%) of the Series E Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series E Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series E Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series E Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series E Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series E Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

Based on the Series E Conversion Price and Series E Warrant Exercise Price (and provided the Company has sufficient authorized shares of Common Stock to allow for such conversion or exercise), up to a maximum of 7,500,000 shares of Common Stock would be issuable upon conversion of Series E Preferred Stock and exercise of the Preferred E Warrants, in addition to 600,000 shares issuable upon the effectiveness of the approval of the shareholders.

Upon the Board electing to take action pursuant to the Series E Preferred Conversion Price Approval, the conversion price for the shares of the Series E Preferred would be reduced, resulting in the shares of the Series E Preferred becoming convertible into a greater number of shares of Common Stock, which would result in dilution of current shareholders’ ownership in the Company.

Upon the Board electing to take action pursuant to the Preferred E Warrant Exercise Date Approval, the exercise dates for the Preferred E Warrants would be accelerated, which could result in the Preferred E Warrants being exercised prior to the current initial exercise date thereof.

Upon the Board electing to take action pursuant to the Preferred E Warrant Exercise Price Approval, the exercise price of the Preferred E Warrants would be reduced, resulting in the Company receiving a reduced amount of cash upon the exercise of such Preferred E Warrants.

The holders of more than 75% of the issued and outstanding shares of Series E Preferred have approved the amendments contemplated by the Series E Preferred Conversion Price Approval, Preferred E Warrant Exercise Date Approval and the Preferred E Warrant Exercise Price Approval.

Upon approval by the Board, the Company’s Certificate of Incorporation will be amended as shown in Appendix 1 attached hereto to reflect the revisions contemplated by Series E Preferred Conversion Price Approval. Specifically, pursuant to such amendment, for so long as 10% of the total number of shares of authorized Series E Preferred Stock is outstanding, if the Company issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share, that is less than the Conversion Price of the Series E Preferred Stock immediately in effect prior to such sale or issuance, then immediately upon such sale or issuance the Conversion Price of the Series E Preferred Stock shall be reduced to such other lower price.

4

Securities Purchase Agreements

On November 29, 2017, the Company, entered into the Purchase Agreements with Investors. Pursuant to the Purchase Agreements, the Investors purchased 1,868,933 shares of the Company’s Common Stock, at a price of $1.03 per share of Common Stock, 736,948 Series A Common Stock Purchase Warrants (the “Series A Warrants”), and 664,753 Series B Common Stock Purchase Warrants (the “Series B Warrants”) for an aggregate of $1,925,001.06 (the “Offering”). The Series A Warrants are exercisable immediately, at the price of $1.31 per share, and expire five years from the date of issuance. The Series B Warrants are exercisable on the date six months from the date of issuance, at the price of $1.31 per share, expiring five years from the initial exercise date.

The 1,868,933 shares of Common Stock and the Series A Warrants to purchase up to 736,948 shares of the Company’s common stock were registered in the Company’s Shelf Registration Statement under the Prospectus Supplement to the Prospectus dated June 15, 2017 filed with the United States Securities Exchange Commission on November 30, 2017.

The Series A Warrants have been exercisable starting on December 1, 2017, at the price of $1.31 per share, and expire five years from the date of issuance. The Series A Warrants, in Section 3b and Section 3g, provide that ”[i]f and whenever on or after the date of the Purchase Agreement, the Company issues or sells, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuances issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.  Notwithstanding the foregoing, the Applicable Price shall not be reduced to an amount less than $0.258” and “[w]henever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment… [i]f (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,….”

The Series B Warrants are exercisable starting on June 1, 2018, at the price of $1.31 per share, and expire five years from the June 1, 2018. The Series B Warrants, in Section 3b and Section 3g, provide that ”[i]f and whenever on or after the date of the Purchase Agreement, the Company issues or sells, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock or Common Stock Equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Exempt Issuances issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.  Notwithstanding the foregoing, the Applicable Price shall not be reduced to an amount less than $0.258.” and “[w[henever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment… [i]f (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property,….”

The Series B Warrant Approval, is required for the Company to comply with NASDAQ Marketplace Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Shareholders (as defined in the NASDAQ Marketplace Rules) of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

5

Further, because, the Company’s common stock is listed on Nasdaq, the Company is subject to the rules of Nasdaq, including Nasdaq Rule 5635(d), which requires that a listed company obtain the consent of its stockholders prior to issuing securities in a transaction other than a public offering if the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) is equal to or in excess of 20% of the common stock or 20% of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

On November 29, 2017, written consent of holders representing a majority of the voting power of the Company entitled to vote with respect to the Stock Issuance was specifically provided in order to satisfy Nasdaq Rule 5635(d). Rule 14c-2(b) of the Exchange Act requires, however, that actions approved by written consent cannot be taken until 20 calendar days have elapsed since the mailing of an Information Statement on Schedule 14C to the Company’s stockholders.  In connection with the above, a violation of Rule 14c-2(b) may be found to have occurred, subjecting the Company to potential penalties and/or other adverse consequences or liability.

The issuance of shares of our common stock pursuant to the Purchase Agreements, including upon exercise of warrants, will cause our stockholders to experience a dilution in net tangible book value per share. In addition, the issuance of such shares will have a dilutive effect on earnings per share and may adversely affect the market price of our common stock.

Membership Interest Purchase Agreement

On November 17, 2017, Mobile Science Technologies, Inc. (the “Buyer”), a wholly owned subsidiary of the Company, entered into the Acquisition Agreement with the Sellers and the Company, pursuant to which Buyer acquired from Sellers all of Sellers’ right, title and interest in and to 100% of the membership interests (the “Membership Interests”) of WelNess Benefits, LLC, an Oklahoma limited liability company, and Integrity Lab Solutions, LLC, an Oklahoma limited liability company, that together own and operate laboratory marketing, management, and testing businesses.

As consideration for the Membership Interests, the Buyer paid $60,165.41 (the “Cash Payment”) to the Sellers, and, pursuant to an election made by the Sellers in connection with the closing of the Purchase Agreement, the Company issued 1,000,000 shares of its restricted common shares. The Acquisition Agreement contains customary representations, warranties and covenants and closed upon satisfaction of customary closing conditions.

The Acquisition Agreement provides for an earn-out opportunity, payable in cash to the Sellers on the sixtieth (60th) day after the first anniversary of the Closing Date, and again on the sixtieth (60th) day after second anniversary of Closing Date, each equal to twenty five percent (25%) of the combined earnings before interest, taxes and depreciation, excluding Accounts Receivables and capital expenditures, of the Operating Companies (as defined in the Acquisition Agreement) (the “CA EBITDA”) for the immediately preceding 12-month period ending on October 31 of such year. On the sixtieth (60th) day after the third full anniversary of the Closing, the Buyer shall pay a cash bonus (the “Third Year Cash Bonus”) to Sellers equal twenty five percent (25%) of the combined earnings before interest, taxes and depreciation, excluding Accounts Receivables which are more than 120 days old and capital expenditures, of the Operating Companies (the “Last Year CA EBITDA”) for immediately preceding 12-month period ending on October 31 of such year.

As an additional earn-out opportunity, the Company shall issue to Sellers shares of the Company’s restricted common stock (the “Tranche III Shares”) as follows:  (i) on the ninetieth (90th) day after first anniversary of the Closing (“First Anniversary Earnout Payment Date”), Tranche III Shares in the amount equal to 500% of the CA EBITDA for the immediately preceding 12-month period ending on October 31 of such year, less the amount of the cash bonus paid on the First Bonus Payment Date, if any; and (ii) on the ninetieth (90th) day after the second, third, fourth, and fifth anniversaries of the Closing (each an “Anniversary Earnout Payment Date”), Tranche III Shares in the amount equal to the product of the Applicable Year Multiplier (as hereinafter defined) multiplied by the difference between the CA EBITDA for the immediately preceding 12-month period ending on October 31 of such year, less the amount of the applicable cash bonus, if any, paid on the immediately preceding Bonus Payment Date, (the “Adjusted CA EBITDA”) and less (x) the previous year’s Adjusted CA EBITDA on the second and third Anniversary Earnout Payment Date, or (y) the previous year’s CA EBITDA on the fourth and fifth Anniversary Earnout Payment Date.  The “Applicable Year Multiplier” to be used in calculating the Tranche III Share Values shall be 4 for the second Anniversary Earnout Payment Date, 3 for the third Anniversary Earnout Payment Date, 2 for the fourth Anniversary Earnout Payment Date, and 1 for the fifth Anniversary Earnout Payment Date.   The number of Tranche III Shares to be issued on any Anniversary Earnout Payment Date shall be calculated by dividing the Tranche III Share Value for the applicable Anniversary Earnout Payment Date by (a) the VWAP of the Company’s restricted common stock as of the last Trading Day prior to the applicable Anniversary Earnout Payment Date, or (b) $1.09, whichever is greater.

As additional consideration, the Company issued to Sellers, on the Closing Date, an aggregate of 1,000,000 five year warrants to purchase shares of Common Stock at an exercise price of $1.00 per share, exercisable beginning six months after the date of issuance thereof (the “Seller Warrants”). The Seller Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock.

On November 17, 2017, written consent of holders representing a majority of the voting power of the Company entitled to vote with respect to the stock issuance and potential stock issuances pursuant to the Acquisition Agreement was specifically provided in order to satisfy Nasdaq Rule 5635(d). Rule 14c-2(b) of the Exchange Act requires, however, that actions approved by written consent cannot be taken until 20 calendar days have elapsed since the mailing of an Information Statement on Schedule 14C to the Company’s stockholders.  In connection with the above, a violation of Rule 14c-2(b) may be found to have occurred, subjecting the Company to potential penalties and/or other adverse consequences or liability.

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Further Information.

The terms of the designations for the Series D Preferred Stock and the Series E Preferred Stock, the Purchase Agreement, the Form of Preferred D Warrants, Form of Preferred E Warrants, Form of Series A Warrants and Form of Series B Warrants are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the SEC on September 7, 2017, October 23, 2017 and December 5, 2017, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Dissenters’ Rights

Under the New York Business Corporation Law, stockholders will not be entitled to dissenters’ rights with respect to the Securities Amendments Approval and the Series B Warrant Approval, and we do not intend to independently provide stockholders with such rights.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

The Securities Amendments Approval and the Series B Warrant Approval will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about March 13, 2018.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 9, 2018, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

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Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Common Stock Owned Beneficially		Percent of Class (1)	Series A Preferred Stock Owned Beneficially	Percent of Class (2)	Series D Preferred Stock Owned Beneficially	Percentage Owned	Series E Preferred Stock Owned Beneficially	Percentage Owned

Jeffrey Cosman, Chief Executive Officer, Chairman	1,358,660	(3)	7.96%	51	100%	-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

Chris Diaz, Chief Financial Officer	-		-	-		-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

Walter H. Hall	175,350		1.05%	-	-	-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

Joseph Ardagna	21,583	(4)	*	-	-	-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

Jackson Davis	21,583	(4)	*	-	-	-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

Thomas Cowee	21,583	(4)	*	-	-	-	-	-	-
One Glenlake Parkway
Atlanta, GA 30328

All directors and officers as a group (6 persons)(3)	1,598,759		9.37%	51	100%	-	-	-	-

5% or greater shareholders

Clayton Struve	1,794,927	(5)	10.60%	-	-	150,000	63.83%	97,850	91.49%
175 W. Jackson Blvd., Suite 440
Chicago, IL 60604

D-Beta One EQ, Ltd.	-		-	-	-	50,000	21.28%	-	-
1012 Springfield Ave.
Mountainside, NJ 07092

Total	3,393,686	(3)(5)	19.68%	51	100%	200,000	85.11%	97,580	91.49%

*	denoted less than 1%

(1)	Based on a total of 16,755,479 shares of common stock outstanding as of February 9, 2018, except as otherwise indicated.
(2)	Based on a total of 51 shares of Series A Preferred outstanding as of February 9, 2018.
(3)	Includes 1,560 shares of the common stock of the Company issued to Rush the Puck, LLC, a limited liability company in which Mr. Cosman and his wife are the sole members and 20,000 shares of the common stock of the Company issued, in the aggregate, to four limited liability companies in which Mr. Cosman is the manager. Includes 302,663 warrants to purchase common stock at an exercise price of $5.16 per share. Does not reflect voting power conferred by ownership of Series A Preferred Stock.
(4)	Excludes 3,750 non-employee options to purchase common stock at $20 per share.
(5)	Includes 181,598 warrants to purchase common stock at an exercise price of $5.16 per share; does not include (i) 978,500 shares of common stock underlying shares of Series D Preferred Stock, which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (ii) 1,100,000 shares of common stock underlying shares of Series E Preferred Stock, the conversion terms of which are subject to the Shareholder Approval and which may not be converted to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares, (iii) 1,467,750 warrants to purchase common stock at an exercise price of $1.44 per share, which cannot be exercised prior to March 8, 2018 and which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares; and (v) 1,650,000 warrants to purchase common stock at an exercise price of $1.20 per share, which cannot be exercised prior to April 18, 2018 and which may not be exercised to the extent that it would result in such owner holding more than 4.99%, unless waived upon 60 days’ notice, but shall in no event exceed 19.99%, of the Company’s outstanding shares.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Plan Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Meridian Waste Solutions, Inc., One Glenlake Parkway, Atlanta, Georgia 30328. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Jeffrey Cosman

Jeffrey Cosman

Chairman and Chief Executive Officer

Dated: February 16, 2018

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Appendix 1

Upon amendment to the Company’s Certificate of Incorporation (the “Certificate”) in accordance with the Series D Conversion Price Approval and the Series E Conversion Price Approval, respectively, each of paragraph h. and paragraph i. of Article Fourth of the Certificate will read as set forth below, with new Section III.F, marked below. Other than the addition of new Section III.F, paragraph h. and paragraph i. have not changed.

h.

I.	DESIGNATION AND AMOUNT; DIVIDENDS

A.            Designation. The designation of said series of preferred stock shall be Series D Convertible Preferred Stock, $0.001 par value per share (the “Series D Preferred”).

B.            Number of Shares. The number of shares of Series D Preferred authorized shall be One Hundred Forty One Thousand (141,000) shares. Each share of Series D Preferred shall have a stated value equal to $10 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series D Stated Value”).

C.            Dividends.

(i)                 Quarterly Dividends. The holders of shares of the Series D Preferred shall be entitled to receive dividends out of any assets legally available, to the extent permitted by New York law, at an annual rate equal to 8% of the stated value of the such shares of Series D Preferred, calculated on the basis of a 360 day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance of such shares of Series D Preferred, payable as follows: (a) dividends for the first year will be payable in advance, on the date of issuance of the Series D Preferred, in common stock issued at the closing price on the trading day prior to the date of issuance of the Series D Preferred; and (ii) after the first anniversary of the date of the issuance of such shares of Series D Preferred, dividends will accrue, payable in cash during such time that the Company is no longer subject to any restrictive covenants prohibiting the issuance of cash dividends on the Series D Preferred without the consent of a third party, which restrictive covenants are in place as of the date of first issuance of Series D Preferred (subject to refinancing or extension of any agreements relating to indebtedness for borrowed money, so long as such covenants are more (the “Unrestricted Period”). Accrued and unpaid dividends shall compound on a quarterly basis, and shall be, except as set forth above, be payable in cash; provided, that, the Company shall not be required to pay dividends in cash during the Unrestricted Period but any such accrued and unpaid dividends shall be cumulative and payable on the last business day of each calendar quarter during the Unrestricted Period. All accrued and unpaid dividends, if any, shall be payable upon a Voluntary Conversion pursuant to Section 5 hereof; provided, that, the Company shall not be required to pay dividends in cash during the Unrestricted Period but any such accrued and unpaid dividends shall be cumulative and payable on the last business day of the first calendar quarter of the subsequent Unrestricted Period.

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(ii)              Junior Stock Dividends. The Company shall not declare or pay any cash dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, any shares of Junior Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock have been paid in full. In all events, Junior Stock dividends shall be subject to the restrictions set forth in Section 3(a) below.

II.	LIQUIDATION PREFERENCE

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of record of shares of Series D Preferred shall be entitled to receive, immediately prior and in preference to any distribution to the holders of the Company’s other equity securities (including the Company’s Common Stock, and Series A, Series B and Series C Preferred Stock), a liquidation preference equal to $10 per share plus all accrued and unpaid dividends (the “Liquidation Preference Amount”). If upon the occurrence of such event (a “Liquidation Event”) the assets and funds thus distributed among the Holders shall be insufficient to permit the payment to such holders of the full preferential amounts due to the holders of the Series D Preferred, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders, pro rata, based on the liquidation amounts to which such Holders are entitled.

Upon the completion of the distribution required by this Section, if assets remain in this Company, they shall be distributed to holders of parity securities (unless holders of parity securities have received distributions pursuant to this section) and junior securities in accordance with the Certificate of Incorporation, as amended.

Notwithstanding the foregoing, at the option of the Holder of shares of Series D Preferred, such Holder may elect to convert the entire Liquidation Preference Amount into shares of Common Stock pursuant to a Voluntary Conversion as set forth in Section 5(a), effective immediately prior to a Liquidation Event.

A consolidation or merger of the Company with or into any other corporation or corporations, or a sale or transfer of more than 50% of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4.

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III.	CONVERSION

A.       Optional Conversion. Each Holder shall have the right, at any time commencing after the issuance, to convert the Stated Value of such shares, as well as accrued but unpaid declared dividends on the Series D Preferred Stock (collectively “Conversion Amount”) into fully paid and non- assessable shares of Common Stock of the Company (“Conversion Shares”). The number of Conversion Shares issuable upon conversion of the Conversion Amount shall equal the Conversion Amount divided by the Conversion Price then in effect. The “Conversion Price” of the Series D Preferred shall be $1.00, subject to adjustment and except as otherwise set forth below. No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall round up to the nearest whole share. In order to convert Series D Preferred into shares of Common Stock, the Holder shall surrender the certificate or certificates therefor, duly endorsed, to the office of the Company, and shall give written notice to the Company at such office that the Holder elects to convert the same, the number of shares of Series D Preferred so converted and a calculation of the Conversion Price (with an advance copy of the certificate(s) and the notice by facsimile)(the “Conversion Notice”); provided, however, that the Company shall not be obligated to issue certificates evidencing shares of Common Stock issuable upon such conversion unless such shares of Series D Preferred are delivered to the Company as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company and its transfer agent to indemnify the Company from any loss incurred by it in connection with such certificates. Notice of conversion may be given by a Holder at any time during the day up to 5:00 p.m. New York City time and such conversion shall be deemed to have been made immediately prior to the close of business on the date notice of conversion is received by the Company. Within three (3) business days after the notice of conversion is delivered in accordance with the procedures set forth above, the Company shall instruct the transfer agent to issue shares of its Common Stock and to forward the same to the Holder, or upon the election of the Holder, the Company shall transmitted the shares of Common Stock to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the shares to or resale of the shares by the Holder or (B) the shares are eligible for resale by the Holders without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the Holder.

In case of conversion under this Section III of only a part of the shares of Series D Preferred represented by a certificate surrendered to the Company, the Company shall issue and deliver a new certificate for the number of shares of Series D Preferred which have not been converted, upon receipt of the original certificate or certificates representing shares of Series D Preferred so converted. Until such time as the certificate or certificates representing shares of Series D Preferred which have been converted are surrendered to the Company and a certificate or certificates representing the Common Stock into which such shares of Series D Preferred have been converted have been issued and delivered, the certificate or certificates representing the shares of Series D Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series D Preferred have been converted.

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B.       Certain Adjustments. The Conversion Price will be adjusted proportionately in the event of stock splits, reverse stock splits or stock dividends. If the Company should effectuate a reverse stock split in order to list on a Principal Trading Market and the Volume Weighted Average Price of the Common Stock during the ten trading days preceding the effective date of the reverse split is less than Conversion Price then in effect, then the Conversion Price will be adjusted to the Volume Weighted Average Price of the Common Stock during the ten trading days preceding the effective date of the reverse split on an adjusted basis. The term “Volume Weighted Average Price” means for any date, the price determined by any of the following clauses that applies: (a) if the Common Stock is then listed or quoted on any of the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market or the New York Stock Exchange (each a “Principal Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time) or (b) if the Common Stock is not then quoted for trading on a Principal Trading Market and if prices are then reported in the Pink Sheets published by OTC Markets, Inc. (or a similar organization or agency succeeding to the function of reporting prices), the most recent bid price per share of the Common Stock so reported or (c) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Company’s Board of Directors.

C.       Conversion Limitations. In no event shall the Holder, or any future Holder, be entitled to convert any portion of the Series D Preferred in excess of that portion of the Series D Preferred upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series D Preferred or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion of exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of the Series D Preferred with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than (4.99%) of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days’ prior notice from the Holder to the Company to increase such percentage; provided, however, that such waiver will not be effective to the extent that it results in such Holder beneficially owning more than 19.99% of the outstanding shares of Common Stock of the Company.

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D.       Delivery Failure. If within five (5) business days of the Company's receipt of the Conversion Notice (the “Share Delivery Period”) the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such Holder is entitled upon such holder's conversion of the Series D Preferred Stock (a “Conversion Failure”), in addition to all other available remedies which such holder may pursue, the Company shall pay additional damages to such Holder on each business day after such fifth (5th) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis pursuant to Section III A and to which such Holder is entitled and (B) the VWAP of the Common Stock on the last possible date which the Company could have issued such Common Stock to such Holder without violating this Section; provided, that, the Company shall not be required to pay such amounts in cash during the Unrestricted Period but such amounts shall be payable on fifth business day following the subsequent Unrestricted Period. If the Company fails to pay the additional damages set forth in this Section within five (5) business days following the date required for payment, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made; provided, that, the Company shall not be required to pay such amounts in cash during the Unrestricted Period but such amounts shall be payable on fifth business day following the subsequent Unrestricted Period.

E.       Reservation of Shares. The Company shall, so long as any shares of Series D Preferred are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock for which the shares of Series D Preferred are at any time convertible (without regard to the limitations on conversion set forth in Section 7 hereof). The initial number of shares of Common Stock reserved for conversions of the Series D Preferred and each increase in the number of shares so reserved shall be allocated pro rata among the Holder s of the Series D Preferred based on the number of shares of Series D Preferred held by each Holder at the time of issuance of the Series D Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder 's shares of Series D Preferred, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series D Preferred shall be allocated to the remaining Holders of Series D Preferred, pro rata based on the number of shares of Series D Preferred then held by such Holder.

F.       Antidilution Adjustment. For so long as 10% of the total number of shares of authorized Series D Preferred Stock is outstanding, if the Company issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share, that is less than the Conversion Price of the Series D Preferred Stock immediately in effect prior to such sale or issuance, then immediately upon such sale or issuance the Conversion Price of the Series D Preferred Stock shall be reduced to such other lower price. For purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security (to the conversion price of such security on the issuance date thereof) and again upon any issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Common Stock issued or issuable by the Corporation for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $.001 per share of Common Stock. The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described herein.

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IV.	RANK

All shares of the Series D Preferred shall rank (i) senior to the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of capital stock of the Company hereafter created, the terms of which specifically provide that such class or series shall rank junior to the Series D Preferred (each of the securities in clause (i) collectively referred to as “Junior Securities”) (ii) pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series D Preferred and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series D Preferred, in each case as to dividend distributions or distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

V.	VOTING RIGHTS

A.       Class Voting Rights. The Series D Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section V(B) hereof). So long as there are more than ten percent (10%) of the Series D Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series D Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series D Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series D Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series D Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

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B.       General Voting Rights. The Holders will vote together with the holders of the Company’s Common Stock on an as converted basis on each matter submitted to a vote of holders of Common Stock. The number of votes that may be cast by a Holder shall be equal to [lower of (i) 6.94 and (ii) amount equal to (x) 10 divided by (y) closing price on date prior to final closing] votes for each share of such Holder’s Series D Preferred on the record date for determining those stockholders entitled to vote on the matter.

VI.	MISCELLANEOUS

A.       Status of Redeemed Stock. In case any shares of Series D Preferred shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series D Preferred.

B.       Lost or Stolen Certificates. Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Company, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Company shall execute and deliver new Preferred Stock Certificates.

C.       Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders granted hereunder may be waived as to all shares of Series D Preferred (and the holders thereof) upon the unanimous written consent of the Holders.

D.       Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Company:

Meridian Waste Solutions, Inc.

One Glenlake Parkway NE Suite 900

Atlanta, GA30328

Attention: Jeffrey Cosman

If to the Holders, to the address listed in the Company’s books and records.”

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i.

I.	DESIGNATION AND AMOUNT; DIVIDENDS

A.          Designation. The designation of said series of preferred stock shall be Series E Convertible Preferred Stock, $0.001 par value per share (the “Series E Preferred”).

B.           Number of Shares. The number of shares of Series E Preferred authorized shall be Three Hundred Thousand (300,000) shares. Each share of Series E Preferred shall have a stated value equal to $10 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series E Stated Value”).

C.            Dividends.

(i)       Quarterly Dividends. The holders of shares of the Series E Preferred shall be entitled to receive dividends out of any assets legally available, to the extent permitted by New York law, at an annual rate equal to 20% of the stated value of the such shares of Series E Preferred, calculated on the basis of a 360 day year, consisting of twelve 30-day months, and shall accrue on a daily basis from the date of issuance of such shares of Series E Preferred, payable in common stock issued at the closing price on the trading day prior to the date of issuance of the Series E Preferred. Once the Company is no longer subject to any restrictive covenants prohibiting the issuance of cash dividends on the Series E Preferred without the consent of a third party, which restrictive covenants are in place as of the date of first issuance of Series E Preferred, subject to refinancing or extension of any agreements relating to indebtedness for borrowed money, so long as such covenants are more restrictive (the “Unrestricted Period”), dividends will then be payable in cash. All accrued and unpaid dividends, if any, shall be payable upon a Voluntary Conversion or mandatory redemption pursuant to Section VI hereof. Notwithstanding the foregoing, the first full year of dividends will be paid in advance, delivered to the Holder within ten (10) calendar days after Shareholder Approval (as hereafter defined).

(ii)       Junior Stock Dividends. The Company shall not declare or pay any cash dividends on, or make any other distributions with respect to or redeem, purchase or otherwise acquire for consideration, any shares of Junior Stock unless and until all accrued and unpaid dividends on the Series E Preferred Stock have been paid in full. In all events, Junior Stock dividends shall be subject to the restrictions set forth in Section 3(a) below.

II.	LIQUIDATION PREFERENCE

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of record of shares of Series E Preferred shall be entitled to receive, immediately prior and in preference to any distribution to the holders of the Company’s other equity securities (including the Company’s Common Stock, and Series A, Series B and Series C Preferred Stock), a liquidation preference equal to $12 per share plus all accrued and unpaid dividends (the “Liquidation Preference Amount”). If upon the occurrence of such event (a “Liquidation Event”) the assets and funds thus distributed among the Holders shall be insufficient to permit the payment to such holders of the full preferential amounts due to the holders of the Series E Preferred, then the entire assets and funds of the Company legally available for distribution shall be distributed among the Holders, pro rata, based on the liquidation amounts to which such Holders are entitled.

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Upon the completion of the distribution required by this Section, if assets remain in this Company, they shall be distributed to holders of parity securities (unless holders of parity securities have received distributions pursuant to this section) and junior securities in accordance with the Certificate of Incorporation, as amended.

Notwithstanding the foregoing, at the option of the Holder of shares of Series E Preferred, such Holder may elect to convert the entire Liquidation Preference Amount into shares of Common Stock pursuant to a Voluntary Conversion as set forth in Section 5(a), effective immediately prior to a Liquidation Event.

A consolidation or merger of the Company with or into any other corporation or corporations, or a sale or transfer of more than 50% of the assets of the Company, or the effectuation by the Company of a transaction or series of transactions in which more than 50% of the voting shares of the Company is disposed of or conveyed, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4.

III.	CONVERSION

A.       Optional Conversion. Upon approval of the issuance of the Series E Preferred, having such designations, rights and preferences as are set forth herein, by the Company’s common stockholders and the holder of Series A Preferred Shares voting together as a group (“Shareholder Approval”), each Holder shall have the right, at any time commencing after the issuance, to convert the Stated Value of such shares, as well as accrued but unpaid declared dividends on the Series E Preferred Stock (collectively “Conversion Amount”) into fully paid and non- assessable shares of Common Stock of the Company (“Conversion Shares”). The number of Conversion Shares issuable upon conversion of the Conversion Amount shall equal the Conversion Amount divided by the Conversion Price then in effect. The “Conversion Price” of the Series E Preferred shall be $1.00, subject to adjustment and except as otherwise set forth below. No fractional shares of Common Stock shall be issued upon conversion of Series E Preferred. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall round up to the nearest whole share. In order to convert Series E Preferred into shares of Common Stock, the Holder shall surrender the certificate or certificates therefor, duly endorsed, to the office of the Company, and shall give written notice to the Company at such office that the Holder elects to convert the same, the number of shares of Series E Preferred so converted and a calculation of the Conversion Price (with an advance copy of the certificate(s) and the notice by facsimile)(the “Conversion Notice”); provided, however, that the Company shall not be obligated to issue certificates evidencing shares of Common Stock issuable upon such conversion unless such shares of Series E Preferred are delivered to the Company as provided above, or the Holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company and its transfer agent to indemnify the Company from any loss incurred by it in connection with such certificates. Notice of conversion may be given by a Holder at any time during the day up to 5:00 p.m. New York City time and such conversion shall be deemed to have been made immediately prior to the close of business on the date notice of conversion is received by the Company. Within three (3) business days after the notice of conversion is delivered in accordance with the procedures set forth above, the Company shall instruct the transfer agent to issue shares of its Common Stock and to forward the same to the Holder, or upon the election of the Holder, the Company shall transmitted the shares of Common Stock to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the shares to or resale of the shares by the Holder or (B) the shares are eligible for resale by the Holders without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the Holder.

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In case of conversion under this Section III of only a part of the shares of Series E Preferred represented by a certificate surrendered to the Company, the Company shall issue and deliver a new certificate for the number of shares of Series E Preferred which have not been converted, upon receipt of the original certificate or certificates representing shares of Series E Preferred so converted. Until such time as the certificate or certificates representing shares of Series E Preferred which have been converted are surrendered to the Company and a certificate or certificates representing the Common Stock into which such shares of Series E Preferred have been converted have been issued and delivered, the certificate or certificates representing the shares of Series E Preferred Stock which have been converted shall represent the shares of Common Stock into which such shares of Series E Preferred have been converted.

B.       Certain Adjustments. The Conversion Price will be adjusted proportionately in the event of stock splits, reverse stock splits or stock dividends. If the Company should effectuate a reverse stock split in order to list on a Principal Trading Market and the Volume Weighted Average Price of the Common Stock during the ten trading days preceding the effective date of the reverse split is less than Conversion Price then in effect, then the Conversion Price will be adjusted to the Volume Weighted Average Price of the Common Stock during the ten trading days preceding the effective date of the reverse split on an adjusted basis. The term “Volume Weighted Average Price” means for any date, the price determined by any of the following clauses that applies: (a) if the Common Stock is then listed or quoted on any of the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market or the New York Stock Exchange (each a “Principal Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time) or (b) if the Common Stock is not then quoted for trading on a Principal Trading Market and if prices are then reported in the Pink Sheets published by OTC Markets, Inc. (or a similar organization or agency succeeding to the function of reporting prices), the most recent bid price per share of the Common Stock so reported or (c) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Company’s Board of Directors.

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C.       Conversion Limitations. In no event shall the Holder, or any future Holder, be entitled to convert any portion of the Series E Preferred in excess of that portion of the Series E Preferred upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series E Preferred or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion of exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of the Series E Preferred with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than (4.99%) of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days’ prior notice from the Holder to the Company to increase such percentage; provided, however, that such waiver will not be effective to the extent that it results in such Holder beneficially owning more than 19.99% of the outstanding shares of Common Stock of the Company.

D.       Delivery Failure. If within five (5) business days of the Company's receipt of the Conversion Notice (the “Share Delivery Period”) the Company shall fail to issue and deliver to a holder the number of shares of Common Stock to which such Holder is entitled upon such holder's conversion of the Series E Preferred Stock (a “Conversion Failure”), in addition to all other available remedies which such holder may pursue, the Company shall pay additional damages to such Holder on each business day after such fifth (5th) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis pursuant to Section III A and to which such Holder is entitled and (B) the VWAP of the Common Stock on the last possible date which the Company could have issued such Common Stock to such Holder without violating this Section; provided, that, the Company shall not be required to pay such amounts in cash during the Unrestricted Period but such amounts shall be payable on fifth business day following the subsequent Unrestricted Period. If the Company fails to pay the additional damages set forth in this Section within five (5) business days following the date required for payment, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made; provided, that, the Company shall not be required to pay such amounts in cash during the Unrestricted Period but such amounts shall be payable on fifth business day following the subsequent Unrestricted Period.

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E.       Reservation of Shares. The Company shall, so long as any shares of Series E Preferred are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series E Preferred, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series E Preferred then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 120% of the number of shares of Common Stock for which the shares of Series E Preferred are at any time convertible (without regard to the limitations on conversion set forth in Section 7 hereof). The initial number of shares of Common Stock reserved for conversions of the Series E Preferred and each increase in the number of shares so reserved shall be allocated pro rata among the Holder s of the Series E Preferred based on the number of shares of Series E Preferred held by each Holder at the time of issuance of the Series E Preferred Stock or increase in the number of reserved shares, as the case may be. In the event a Holder shall sell or otherwise transfer any of such Holder 's shares of Series E Preferred, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and which remain allocated to any person or entity which does not hold any shares of Series E Preferred shall be allocated to the remaining Holders of Series E Preferred, pro rata based on the number of shares of Series E Preferred then held by such Holder.

F.       Antidilution Adjustment. For so long as 10% of the total number of shares of authorized Series E Preferred Stock is outstanding, if the Company issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share, that is less than the Conversion Price of the Series E Preferred Stock immediately in effect prior to such sale or issuance, then immediately upon such sale or issuance the Conversion Price of the Series E Preferred Stock shall be reduced to such other lower price. For purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security (to the conversion price of such security on the issuance date thereof) and again upon any issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. Common Stock issued or issuable by the Corporation for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $.001 per share of Common Stock. The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described herein.

IV.	RANK

All shares of the Series E Preferred shall rank (i) senior to the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and any other class or series of capital stock of the Company hereafter created, the terms of which specifically provide that such class or series shall rank junior to the Series E Preferred (each of the securities in clause (i) collectively referred to as “Junior Securities”) (ii) pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series E Preferred and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series E Preferred, in each case as to dividend distributions or distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

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V.	VOTING RIGHTS

(i)                 Class Voting Rights. The Series E Preferred Stock shall have the following class voting rights (in addition to the voting rights set forth in Section V(ii) hereof). So long as there are more than ten percent (10%) of the Series E Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary to, without the affirmative vote or consent of the holders of at least 75% of the shares of the Series E Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series E Preferred Stock vote separately as a class: (i) amend, alter or repeal the provisions of the Series E Preferred Stock, whether by merger, consolidation or otherwise, so as to adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock, including but not limited to the authorization or issuance of additional shares of Series E Preferred Stock; (ii) repurchase, redeem or pay dividends on (whether in cash, in kind, or otherwise), shares of the Company's Junior Stock; (iii) amend the Articles of Incorporation or By-Laws of the Company so as to materially and adversely and disproportionately affect any right, preference, privilege or voting power of the Series E Preferred Stock; (iv) effect any distribution with respect to Junior Stock; (v) reclassify the Company's outstanding securities; (vi) issue any Common Stock or any Common Stock equivalents below the Conversion Price, as in effect from time to time, excluding equity-based awards issued at the market price for the Company’s Common Stock on the date of grant pursuant to the Company’s current stock option plan and the issuance of stock upon exercise or conversion of currently outstanding securities; or (vii) amend any outstanding securities or instruments convertible or exchangeable into shares of Common Stock such that the conversion or exchange price or ratio would result in shares of Common Stock having an effective price per share below the Conversion Price.

(ii)              General Voting Rights. The Holders will vote together with the holders of the Company’s Common Stock on an as converted basis on each matter submitted to a vote of holders of Common Stock. The number of votes that may be cast by a Holder shall be equal to 6.94 votes for each share of such Holder’s Series E Preferred on the record date for determining those stockholders entitled to vote on the matter. Upon Shareholder Approval, the number of votes that may be cast by a Holder shall be equal to 10 votes for each share of such Holder’s Series E Preferred on the record date for determining those stockholders entitled to vote on the matter.

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VI.	REDEMPTION

In addition to all other rights of the Holders contained herein, upon the date which is one year after the date on which the Company’s senior secured lender existing as of the filing date of this Certificate of Designations, Preferences and Rights is no longer a secured lender to the Company (the “Mandatory Redemption Date”), the Company shall redeem all of the outstanding shares of Series E Preferred at a price per share equal to $12.00, plus all accrued but unpaid dividends (the “Redemption Amount”). The Company may also, in its sole discretion, elect to redeem all of the outstanding shares of Series E Preferred at the Redemption Amount (“Voluntary Redemption”), upon ten (10) days’ prior written notice (such effective date of redemption, the “Voluntary Redemption Date”). In order to effectuate a Voluntary Redemption: (i) the Conversion Shares must be registered for resale under the Securities Act of 1933, as amended; and (ii) the amount payable to the holder shall equal 110% of the Redemption Amount. The Company shall provide written notice to the Holders thirty (30) days prior to the Mandatory Redemption Date or ten (10) days prior to the Voluntary Redemption Date, specifying the Mandatory Redemption Date or Voluntary Redemption Date (the “Redemption Notice”). The Redemption Notice shall also include a provision to allow the Holders to elect to convert the Series E Preferred into Common Stock rather than accept the Redemption Amount. The Redemption Amount shall be delivered to the Holders within five (5) business days of the Mandatory Redemption Date or Voluntary Redemption Date. If the Company shall fail to redeem all of the Series E Preferred (other than such shares for which a Holder has elected conversion), in addition to any remedy such Holder of Series E Preferred may have under this Certificate of Designation and the Securities Purchase Agreement, the applicable Redemption Amount payable in respect of such unredeemed Series E Preferred shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full.

VII.	MISCELLANEOUS

A.           Status of Redeemed Stock. In case any shares of Series E Preferred shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series E Preferred.

B.          Lost or Stolen Certificates. Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Company, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Company shall execute and deliver new Preferred Stock Certificates.

C.          Waiver. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders granted hereunder may be waived as to all shares of Series E Preferred (and the holders thereof) upon the unanimous written consent of the Holders.

D.          Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

If to the Company:

Meridian Waste Solutions, Inc.

One Glenlake Parkway NE Suite 900

Atlanta, GA30328

Attention: Jeffrey Cosman

If to the Holders, to the address listed in the Company’s books and records.

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